UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
333-195654-01	CONSUMERS 2014 SECURITIZATION FUNDING LLC (Delaware) One Energy Plaza Jackson, Michigan 49201 (517) 788-1030	46-5038143

333-195654	CONSUMERS ENERGY COMPANY (Depositor and Sponsor) (Michigan) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On the date hereof, Consumers 2014 Securitization Funding LLC (the “Issuing Entity”) issued the Senior Secured Securitization Bonds, Series 2014A as described in the Preliminary Prospectus Supplement dated July 9, 2014 and the Prospectus Supplement dated July 14, 2014.  In connection with this issuance, Consumers Energy Company and the Issuing Entity are filing the exhibits listed in Item 9.01(d) below.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Limited Liability Company Agreement, dated as of July 22, 2014, of Consumers 2014 Securitization Funding LLC
4.1	Indenture, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to legality
8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to federal tax matters
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)
99.1	Securitization Property Servicing Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as servicer
99.2	Securitization Property Purchase and Sale Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as seller
99.3	Administration Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as administrator
99.5	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to constitutional matters
99.6	Opinion of Miller Canfield Paddock and Stone, P.L.C. with respect to constitutional matters
99.7	Series Supplement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and The Bank of New York Mellon, as Indenture Trustee
99.8

Intercreditor Agreement, dated as of July 22, 2014, among The Bank of Nova Scotia, Liberty Street Funding LLC, The Bank of New York Mellon, Consumers Funding LLC, Consumers 2014 Securitization Funding LLC, Consumers Receivables Funding II, LLC and Consumers Energy Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CONSUMERS 2014 SECURITIZATION FUNDING LLC

	By:	/s/ DV Rao
		Name:	Venkat Dhenuvakonda Rao
		Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY

	By:	/s/ DV Rao
		Name:	Venkat Dhenuvakonda Rao
		Title:	Vice President and Treasurer

Dated: July 22, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Limited Liability Company Agreement, dated as of July 22, 2014, of Consumers 2014 Securitization Funding LLC
4.1	Indenture, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to legality
8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to federal tax matters
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)
99.1	Securitization Property Servicing Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as servicer
99.2	Securitization Property Purchase and Sale Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as seller
99.3	Administration Agreement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and Consumers Energy Company, as administrator
99.5	Opinion of Pillsbury Winthrop Shaw Pittman LLP with respect to constitutional matters
99.6	Opinion of Miller Canfield Paddock and Stone, P.L.C. with respect to constitutional matters
99.7	Series Supplement, dated as of July 22, 2014, by and between Consumers 2014 Securitization Funding LLC and The Bank of New York Mellon, as Indenture Trustee
99.8

Intercreditor Agreement, dated as of July 22, 2014, among The Bank of Nova Scotia, Liberty Street Funding LLC, The Bank of New York Mellon, Consumers Funding LLC, Consumers 2014 Securitization Funding LLC, Consumers Receivables Funding II, LLC and Consumers Energy Company